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                                                                    EXHIBIT 10.1

                                 CHRONIMED INC.
                  RESTRICTED STOCK AWARD AGREEMENT FOR OFFICERS
                       UNDER THE 2001 STOCK INCENTIVE PLAN

         This RESTRICTED STOCK AWARD AGREEMENT (this "AGREEMENT") is entered into by and between CHRONIMED INC. (the "COMPANY") and _________________ (the "RECIPIENT"), effective as of ________, 200__ (the "GRANT DATE").

         The Company hereby awards to the Recipient a Restricted Stock Award for _________________ (________) shares of Common Stock (the "RESTRICTED STOCK") under the Chronimed Inc. 2001 Stock Incentive Plan (the "PLAN"), under the following terms and conditions.

1. GOVERNING PLAN. This Agreement is governed by the Plan which is incorporated into this Agreement by reference. Capitalized terms used but not otherwise defined in this Agreement have the meanings set forth in the Plan. The Recipient agrees to be bound by the terms and conditions of the Plan, which control in case of any conflict with this Agreement, except as otherwise specifically provided for in the Plan.

2. PURCHASE PRICE. The Recipient shall not be required to pay any consideration for the Restricted Stock.

3. ISSUANCE OF RESTRICTED STOCK; VESTING; DIVIDEND AND VOTING RIGHTS. The shares of Restricted Stock awarded under this Agreement will be issued in the form of a Common Stock certificate upon the Grant Date (a "Restricted Share Certificate"). Upon vesting of shares represented by a Restricted Share Certificate, as described in Section 3.1, Recipient will surrender the affected Restricted Share Certificate and receive a certificate for the vested shares (a "Vested Share Certificate") and a replacement Restricted Share Certificate representing remaining unvested shares. A Vested Share Certificate and any Restricted Share Certificate shall be delivered to the Recipient as soon as administratively feasible, but in no event more than 15 days following the vesting date and Recipient's surrender of an affected Restricted Share Certificate.

         3.1 VESTING. The Recipient will vest in the right to receive shares of Restricted Stock, free from the restrictions of this Agreement, in accordance with the following vesting schedule, unless vesting is accelerated as provided in Section 3.2:

--------------------------------------------------------------------------------
        VESTING DATE                    VESTED PORTION OF RESTRICTED STOCK AWARD
--------------------------------------------------------------------------------
First Anniversary of Grant Date                     _________ shares
--------------------------------------------------------------------------------
Second Anniversary of Grant Date                    _________ shares
--------------------------------------------------------------------------------
Third Anniversary of Grant Date                     _________ shares
--------------------------------------------------------------------------------
Fourth Anniversary of Grant Date                    _________ shares
--------------------------------------------------------------------------------

         3.2 ACCELERATION. The Fair Market Value of the Common Stock as of the Grant Date was $______ per share. If for a period of five consecutive trading days occurring at any time after the Grant Date, the Fair Market Value of Common Stock has been equal to or greater than $______ (a price which is 60 percent greater than the Fair Market Value of the Common Stock on the Grant
                  Date) then, on the first date that this requirement is satisfied, if the Recipient is then an employee of the Company, this Restricted Stock Award and all portions of the Restricted Stock Award that

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                  remain outstanding will become fully vested (if not already vested) free of the restrictions of this Agreement. Notwithstanding the foregoing, this Restricted Stock Award and all portions of the Restricted Stock Award that remain outstanding will become fully vested (if not already vested) free of the restrictions of this Agreement upon the occurrence of an Event.

         3.3 DIVIDEND RIGHTS. At such time as a Vested Share Certificate is delivered to the Recipient for vested shares of Restricted Stock, the Company shall also deliver to the Recipient an amount equal to the aggregate dividends that have been paid on the shares represented by the Vested Share Certificate, with respect to the record dates occurring on or after the Grant Date, less any required withholding taxes. No interest shall be owed on the dollar amount so paid. In no event will any accumulated dividend amount distributed with respect to forfeited shares of Restricted Stock.

         3.4 VOTING RIGHTS. The Recipient shall be entitled to cast votes with respect to shares of Restricted Stock that have not been forfeited without regard as to whether or not such shares of Restricted Stock have vested.

4. TRANSFERABILITY; RESTRICTIVE LEGEND. Except as provided in or pursuant to Section 8.12 of the Plan, unvested shares of Restricted Stock are not transferable except by will or the laws of descent and distribution or as otherwise permitted by the Administrator in its sole discretion. Vested shares of Restricted Stock are freely transferable. Notwithstanding the foregoing, unless otherwise permitted under Section 8 of this Agreement, vested shares of Restricted Stock issued to a person subject to Section 16 of the Securities Exchange Act of 1934 shall not be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the shares of Restricted Stock vested. Restricted Share Certificates shall bear an appropriate legend referring to the vesting, forfeiture and transferability restrictions imposed on shares of Restricted Stock pursuant to this Agreement.

5. TERMINATION OF EMPLOYMENT. Except as otherwise agreed to by the Administrator and the Recipient in writing, in the event that the Recipient's employment with the Company is terminated for any reason, the Restricted Stock Award will terminate immediately and all portions of the Restricted Stock Award then outstanding will terminate immediately and be forfeited. For purposes of this Section 5, the Recipient's employment does not terminate if the Recipient goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. The Recipient's employment terminates when the approved leave ends, unless the Recipient immediately returns to active work.

6. NO GUARANTY OF EMPLOYMENT. This Agreement will in no way restrict the right of the Company to terminate the Recipient's employment at any time.

7. INVESTMENT REPRESENTATION; REGISTRATION LEGEND. Unless a registration statement is in effect with respect to the shares of Restricted Stock issued to the Recipient at the time of any vesting of the Restricted Stock Award, the Recipient represents and agrees that all shares of Restricted stock acquired by the Recipient under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale. If a registration statement is not in effect with respect to the shares of Restricted Stock issued to the Recipient at the time of any vesting of the Restricted Stock Award, the Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the shares is restricted for securities law purposes, and may place an appropriate stop transfer order with the Company's transfer agent with respect to such shares.

8. WITHHOLDING; TAXABLE INCOME. In any case where withholding is required or advisable under federal, state or local law in connection with any vesting of Restricted Stock under this Agreement, the Company is authorized to withhold appropriate amounts from amounts otherwise payable to the Recipient, or may require the Recipient to remit to the Company an amount equal to such appropriate amounts. Notwithstanding the foregoing, the Recipient may elect, if permitted by the Administrator, to have the

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         Company redeem a number of shares of Restricted Stock issued to the
         Recipient on a vesting date by such number of shares equal to the withholding taxes due at standard withholding rates. Where shares of Restricted Stock are used to pay all or part of the withholding taxes, the shares shall be valued at their Fair Market Value at the time of payment.

9. MERGER; CONSOLIDATION OR OTHER EVENT. The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Section 8.2 of the Plan.

10. MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed by the Securities Act, the Recipient shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Restricted Stock acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction will be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days.

                                         CHRONIMED INC.

ACCEPTED:

                                         By ____________________________________

________________________________         Its ___________________________________
Recipient

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